OREGON SUPPLEMENT DATED DECEMBER 18, 1995
                       TO PROSPECTUS DATED MAY 1, 1995 FOR

               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                          DISCOVERY(SM) PLUS CONTRACTS

This supplement applies to Contracts issued on or after April 12, 1995 in the state of Oregon.

1. The Contract is purchased by making an initial purchase payment of at least $10,000. No additional purchase payments may be made.

2.   The annuity date must be at least six years after the Contract date.

3. The 1% bonus added to the purchase payment will not be recaptured by The Prudential when a full or partial withdrawal is made.

4. The first paragraph under DETAILED INFORMATION ABOUT THE CONTRACT on page 11 is revised to read:

     "REQUIREMENTS FOR ISSUANCE OF A CONTRACT. The minimum initial purchase payment is $10,000. No subsequent purchase payments may be made. The Contract may generally be issued on proposed annuitants below the age of
     85. Before issuing any Contract, The Prudential requires submission of certain information. Following The Prudential's review of the information and approval of issuance of the Contract, a Contract will be issued that sets forth precisely the owner's rights and the Company's obligations."


ORSUP-1 Ed. 12-95  Catalog No. 64M614F